Exhibit 10.5

EXECUTION COPY

June 19, 2003

Iron Mountain Information Management, Inc.
745 Atlantic Avenue
Boston, MA 02111
Telephone:  (617) 535-4766
Fax:  (617) 350-7881
Attention: Garry B. Watzke

Re:                               Custody Agreement with HPSC Bravo Funding, LLC:  Notification of Assignment

Ladies and Gentlemen:

Reference is hereby made to that certain Custody Agreement, dated as of June 25, 2002 (the “Custody Agreement”), by and among  HPSC Bravo Funding, LLC, a Delaware limited liability company (the “LLC”), Triple-A One Funding Corporation, a Delaware corporation (“Triple-A”), Capital Markets Assurance Corporation, a New York Stock insurance company (“CapMAC”), as Administrative Agent (the “Administrative Agent”) and as Collateral Agent for the benefit of Triple-A and certain other parties (in such capacity, the “Collateral Agent”) and Iron Mountain Information Management, Inc., a Delaware corporation (“Iron Mountain”).  Capitalized terms used herein without definition shall have the meanings set forth in the Custody Agreement.

Each of the undersigned hereby notifies you, pursuant to Section 3.04 of the Custody Agreement that, effective as of the date noted above,  (i) Triple-A has assigned to Merrill Lynch Commercial Finance Corp. a one-third interest in its rights and obligations under the Triple-A Purchase Agreement and the Custody Agreement and (ii) CapMAC has assigned to MBIA Insurance Corporation (“MBIA”), and MBIA has assumed, all of the rights, duties and obligations of CapMAC as Collateral Agent and Administrative Agent under the Triple-A Purchase Agreement and certain other Facility Documents executed in connection therewith, including the Custody Agreement.   By its signature below, MBIA hereby further confirms to you that it has assumed the rights and responsibilities of the Collateral Agent set forth in the Custody Agreement, and that each of Andrew Laterza, Mike Alter and Glenn Roder are all Authorized Employees of the Collateral Agent for purposes of the Custody Agreement.

Except as noted above, the Custody Agreement remains in full force and effect and is hereby ratified and confirmed.

Iron Mountain Information Management, Inc.
745 Atlantic Avenue
Boston, MA 02111

IN WITNESS WHEREOF, each of the undersigned have caused this notification of assignment to be executed by their respective officers thereunto duly authorized as of the date first above written.

HPSC BRAVO FUNDING, LLC

		By	/s/ Stephen K. Ballou
Title: Manager

TRIPLE-A ONE FUNDING CORPORATION

By MBIA INSURANCE CORPORATION, its Attorney-in-Fact

		By	/s/ Glenn H. Roder
Title: Vice President

CAPITAL MARKETS ASSURANCE CORPORATION, as resigning Administrative Agent and Collateral Agent

		By	/s/ Glenn H. Roder
Title: Vice President

MBIA INSURANCE CORPORATION, as successor Administrative Agent and Collateral Agent

		By	/s/ Glenn H. Roder
Title: Vice President

Receipt Acknowledged:

IRON MOUNTAIN INFORMATION MANAGEMENT, INC.

By	/s/ Garry B. Watzke
Title: Vice President